UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

Sterling Real Estate Trust

dba Sterling Multifamily Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1711 Gold Drive S., Suite 100 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)



☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrants’ Business and Operations

Item 1.01 Amendment of a Material Definitive Agreement.

Seventh Amended and Restated Advisory Agreement

On March 29, 2018, Sterling Real Estate Trust (the “Company”) adopted its Seventh Amended and Restated Advisory Agreement with Sterling Management, LLC, the Company’s Advisor (the “Advisor”).  The Seventh Amended and Restated Advisory Agreement, effective as of January 1, 2018, includes terms and conditions that are substantially the same as the previous agreement.

The description herein of the Seventh Amended and Restated Advisory Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Seventh Amended and Restated Advisory Agreement filed as Exhibit 10.1 hereto.

Amended and Restated Redemption Plans

On March 29, 2018, the Company amended its Redemption Plans to increase the aggregate maximum amount of  shares and units that may be  redeemed from $30.0 million to $35.0 million effective March 29, 2018.

The description herein of the Amended and Restated Redemption Plans are  qualified in their entirety, and the terms therein are incorporated  herein, by reference to the Amended and Restated Redemption Plans filed as  Exhibits 99.1 and 99.2 hereto.

Amendment No. 1 to Amended and Restated Independent Trustee Stock Plan

On March 29, 2018, the Company adopted Amendment No. 1 to Amended and Restated Independent Trustee Common Shares Plan to increase the number of shares authorized under the plan from 15,000 to 25,000.

The description herein of Amendment No. 1 to Amended and Restated Independent Trustee Stock Plan is  qualified in its entirety, and the terms therein are incorporated  herein, by reference to Amendment No. 1 to Amended and Restated Independent Trustee Stock Plan filed as  Exhibit 99.3 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title
10.1	Seventh Amended and Restated Advisory Agreement

99.1	Amended and Restated Share Redemption Plan

99.2	Amended and Restated Unit Redemption Plan

99.3	Amendment No. 1 to Amended and Restated Independent Trustee Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: April 4, 2018
	By:	/s/ Ryan M. Downs
Name: Ryan M. Downs
Title: President